UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS

OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-09333

Oppenheimer Main Street Mid Cap Fund

(Exact name of registrant as specified in charter)

6803 South Tucson Way, Centennial, Colorado 80112-3924

(Address of principal executive offices) (Zip code)

Cynthia Lo Bessette

OFI Global Asset Management, Inc.

225 Liberty Street, New York, New York 10281-1008

(Name and address of agent for service)

Registrant’s telephone number, including area code: (303) 768-3200

Date of fiscal year end: June 30

Date of reporting period: 9/30/2018

Item 1. Schedule of Investments.

STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

	Shares	Value
Common Stocks—97.6%
Consumer Discretionary—10.3%
Auto Components—1.8%
Lear Corp.	130,170	$18,874,650
Visteon Corp.[1]	326,480	30,329,992
		49,204,642
Diversified Consumer Services—1.0%
Weight Watchers International, Inc.[1]	383,680	27,621,123
Entertainment—0.6%
Zynga, Inc., Cl. A1	4,085,185	16,381,592
Hotels, Restaurants & Leisure—1.1%
Wendy’s Co. (The)	1,686,430	28,905,410
Interactive Media & Services—0.4%
Snap, Inc., Cl. A1	1,423,130	12,068,143
Internet & Catalog Retail—1.1%
eBay, Inc.[1]	903,510	29,833,900
Specialty Retail—3.4%
Burlington Stores, Inc.[1]	99,670	16,238,236
O’Reilly Automotive, Inc.[1]	101,780	35,350,230
Ulta Beauty, Inc.[1]	139,140	39,254,177
		90,842,643
Textiles, Apparel & Luxury Goods—0.9%
Hanesbrands, Inc.	1,316,610	24,265,122
Consumer Staples—3.9%
Beverages—1.4%
Coca-Cola European Partners plc	807,630	36,722,936
Food Products—1.9%
Conagra Brands, Inc.	1,538,550	52,264,544
Household Products—0.6%
Church & Dwight Co., Inc.	290,300	17,235,111
Energy—8.7%
Oil, Gas & Consumable Fuels—8.7%
Magellan Midstream Partners LP2	597,229	40,444,348
Noble Energy, Inc.	3,545,763	110,592,348
Shell Midstream Partners LP2	2,563,340	54,804,209

	Shares	Value
Oil, Gas & Consumable Fuels (Continued)
Spectra Energy Partners LP2	844,974	$30,174,022
		236,014,927
Financials—16.8%
Capital Markets—1.0%
Intercontinental Exchange, Inc.	344,860	25,826,565
Commercial Banks—3.9%
East West Bancorp, Inc.	428,600	25,874,582
First Horizon National Corp.	809,750	13,976,285
Huntington Bancshares, Inc.	2,672,470	39,873,252
Sterling Bancorp	1,220,140	26,843,080
		106,567,199
Consumer Finance—1.8%
Synchrony Financial	1,559,070	48,455,896
Insurance—3.3%
Arthur J. Gallagher & Co.	279,490	20,805,236
Fidelity National Financial, Inc.	447,350	17,603,222
Lincoln National Corp.	767,509	51,929,659
		90,338,117
Real Estate Investment Trusts (REITs)—6.8%
AGNC Investment Corp.	1,504,494	28,028,723
Equinix, Inc.	60,400	26,146,556
Lamar Advertising Co., Cl. A	488,120	37,975,736
Mid-America Apartment Communities, Inc.	264,919	26,539,586
Outfront Media, Inc.	380,000	7,581,000
Prologis, Inc.	849,190	57,566,590
		183,838,191
Health Care—10.6%
Biotechnology—2.2%
BioMarin Pharmaceutical, Inc.[1]	175,080	16,977,507
Exact Sciences Corp.[1]	277,500	21,900,300
Sage Therapeutics, Inc.[1]	60,380	8,528,675

1        OPPENHEIMER MAIN STREET MID CAP FUND

STATEMENT OF INVESTMENTS Unaudited / Continued

	Shares	Value
Biotechnology (Continued)
Vertex Pharmaceuticals, Inc.[1]	65,840	$12,690,002
		60,096,484
Health Care Equipment & Supplies—2.9%
Boston Scientific Corp.[1]	846,000	32,571,000
IDEXX Laboratories, Inc.[1]	66,220	16,532,485
Insulet Corp.[1]	157,100	16,644,745
Intuitive Surgical, Inc.[1]	20,130	11,554,620
		77,302,850
Health Care Providers & Services—4.4%
DaVita, Inc.[1]	355,110	25,436,529
Laboratory Corp. of America Holdings[1]	173,830	30,190,795
Quest Diagnostics, Inc.	205,110	22,133,420
WellCare Health Plans, Inc.[1]	132,140	42,349,549
		120,110,293
Life Sciences Tools & Services—1.1%
Agilent Technologies, Inc.	432,980	30,542,409
Industrials—17.1%
Aerospace & Defense—3.4%
L3 Technologies, Inc.	158,820	33,768,309
Spirit AeroSystems Holdings, Inc., Cl. A	631,890	57,925,356
		91,693,665
Air Freight & Couriers—0.7%
XPO Logistics, Inc.[1]	168,530	19,241,070
Airlines—3.6%
Alaska Air Group, Inc.	595,040	40,974,454
Spirit Airlines, Inc.[1]	1,215,334	57,084,238
		98,058,692
Building Products—1.9%
A.O. Smith Corp.	423,290	22,590,987
Masco Corp.	813,500	29,774,100
		52,365,087
Commercial Services & Supplies—2.0%
KAR Auction Services, Inc.	652,090	38,923,252

	Shares	Value
Commercial Services & Supplies (Continued)
Waste Connections, Inc.	184,153	$14,689,885
		53,613,137
Machinery—3.1%
Stanley Black & Decker, Inc.	295,480	43,270,091
Wabtec Corp.	394,330	41,357,331
		84,627,422
Professional Services—0.6%
Korn/Ferry International	299,410	14,742,948
Road & Rail—0.6%
Canadian Pacific Railway Ltd.	75,750	16,054,455
Trading Companies & Distributors—1.2%
Fastenal Co.	555,803	32,247,690
Information Technology—16.5%
Communications Equipment—1.5%
Palo Alto Networks, Inc.[1]	183,980	41,443,335
IT Services—7.0%
DXC Technology Co.	810,940	75,839,109
First Data Corp., Cl. A1	3,006,109	73,559,487
Perspecta, Inc.	907,164	23,332,258
Teradata Corp.[1]	435,010	16,404,227
		189,135,081
Semiconductors & Semiconductor Equipment—3.3%
Applied Materials, Inc.	710,261	27,451,588
Microchip Technology, Inc.	601,930	47,498,296
MKS Instruments, Inc.	174,170	13,959,725
		88,909,609
Software—3.8%
Guidewire Software, Inc.[1]	91,862	9,278,981
Pegasystems, Inc.	252,870	15,829,662
PTC, Inc.[1]	186,424	19,796,364
Q2 Holdings, Inc.[1]	216,630	13,116,946
Red Hat, Inc.[1]	172,270	23,476,956
ServiceNow, Inc.[1]	107,790	21,086,958
		102,585,867

2        OPPENHEIMER MAIN STREET MID CAP FUND

	Shares	Value
Technology Hardware, Storage & Peripherals—0.9%
Western Digital Corp.	428,072	$25,059,335
Materials—5.0%
Chemicals—3.7%
Eastman Chemical Co.	1,058,080	101,279,418
Metals & Mining—1.3%
Franco-Nevada Corp.	566,820	35,454,591
Telecommunication Services—2.8%
Diversified Telecommunication Services—0.9%
Zayo Group Holdings, Inc.[1]	711,146	24,690,989
Wireless Telecommunication Services—1.9%
T-Mobile US, Inc.[1]	742,930	52,138,827
Utilities—5.9%
Electric Utilities—2.4%
Duke Energy Corp.	259,860	20,793,997
PG&E Corp.[1]	450,440	20,724,744
PPL Corp.	794,180	23,237,707
		64,756,448

	Shares	Value
Gas Utilities—2.4%
AmeriGas Partners LP2	1,676,474	$66,237,488
Multi-Utilities—1.1%
Dominion Energy, Inc.	403,720	28,373,442
Total Common Stocks (Cost $2,253,658,604)		2,647,146,693
Investment Company—3.0%
Oppenheimer Institutional Government Money Market Fund, Cl. E, 1.95%[3,4] (Cost $81,088,329)	81,088,329	81,088,329
Total Investments, at Value (Cost $2,334,746,933)	100.6%	2,728,235,022
Net Other Assets (Liabilities)	(0.6)	(17,593,448)
Net Assets	100.0%	$2,710,641,574

Footnotes to Statement of Investments

1. Non-income producing security.

2. Security is a Master Limited Partnership.

3. Rate shown is the 7-day yield at period end.

4. Is or was an affiliate, as defined in the Investment Company Act of 1940, as amended, at or during the reporting period, by virtue of the Fund owning at least 5% of the voting securities of the issuer or as a result of the Fund and the issuer having the same investment adviser. Transactions during the reporting period in which the issuer was an affiliate are as follows:

	Shares June 30, 2018	Gross Additions	Gross Reductions	Shares September 30, 2018
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	33,878,541	259,862,182	212,652,394	81,088,329

	Value	Income	Realized Gain (Loss)	Change in Unrealized Gain (Loss)
Investment Company
Oppenheimer Institutional Government Money Market Fund, Cl. E	$81,088,329	$280,678	$—	$—

3        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS September 30, 2018 Unaudited

1. Organization

Oppenheimer Main Street Mid Cap Fund (the “Fund”) is a diversified open-end management investment company registered under the Investment Company Act of 1940 (“1940 Act”), as amended. The Fund’s investment objective is to seek capital appreciation. The Fund’s investment adviser is OFI Global Asset Management, Inc. (“OFI Global” or the “Manager”), a wholly-owned subsidiary of OppenheimerFunds, Inc. (“OFI” or the “Sub-Adviser”). The Manager has entered into a sub-advisory agreement with OFI.

2. Significant Accounting Policies

Security Valuation. All investments in securities are recorded at their estimated fair value, as described in Note 3.

Foreign Currency Translation. The books and records of the Fund are maintained in U.S. dollars. Any foreign currency amounts are translated into U.S. dollars on the following basis:

(1) Value of investment securities, other assets and liabilities — at the exchange rates prevailing at Market Close as described in Note 3.

(2) Purchases and sales of investment securities, income and expenses — at the rates of exchange prevailing on the respective dates of such transactions.

3. Securities Valuation

The Fund calculates the net asset value of its shares as of 4:00 P.M. Eastern Time, on each day the New York Stock Exchange (the “Exchange”) is open for trading, except in the case of a scheduled early closing of the Exchange, in which case the Fund will calculate net asset value of the shares as of the scheduled early closing time of the Exchange.

The Fund’s Board has adopted procedures for the valuation of the Fund’s securities and has delegated the day-to-day responsibility for valuation determinations under those procedures to the Manager. The Manager has established a Valuation Committee which is responsible for determining a fair valuation for any security for which market quotations are not readily available. The Valuation Committee’s fair valuation determinations are subject to review, approval and ratification by the Fund’s Board at least quarterly or more frequently, if necessary.

Valuation Methods and Inputs

Securities are valued primarily using unadjusted quoted market prices, when available, as supplied by third party pricing services or broker-dealers.

The following methodologies are used to determine the market value or the fair value of the types of securities described below:

Equity securities traded on a securities exchange (including exchange-traded derivatives other than futures and futures options) are valued based on the official closing price on the principal exchange on which the security is traded, as identified by the Manager, prior to the time when the Fund’s assets are valued. If the official closing price is unavailable, the security is valued at the last sale price on the principal exchange on which it is traded, or if no sales

4        OPPENHEIMER MAIN STREET MID CAP FUND

3. Securities Valuation (Continued)

occurred, the security is valued at the mean between the quoted bid and asked prices. Over-the-counter equity securities are valued at the last published sale price, or if no sales occurred, at the mean between the quoted bid and asked prices. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the time when the Fund’s assets are valued.

Shares of a registered investment company that are not traded on an exchange are valued at that investment company’s net asset value per share.

Securities for which market quotations are not readily available, or when a significant event has occurred that would materially affect the value of the security, are fair valued either (i) by a standardized fair valuation methodology applicable to the security type or the significant event as previously approved by the Valuation Committee and the Fund’s Board or (ii) as determined in good faith by the Manager’s Valuation Committee. The Valuation Committee considers all relevant facts that are reasonably available, through either public information or information available to the Manager, when determining the fair value of a security. Those standardized fair valuation methodologies include, but are not limited to, valuing securities at the last sale price or initially at cost and subsequently adjusting the value based on: changes in company specific fundamentals, changes in an appropriate securities index, or changes in the value of similar securities which may be further adjusted for any discounts related to security-specific resale restrictions. When possible, such methodologies use observable market inputs such as unadjusted quoted prices of similar securities, observable interest rates, currency rates and yield curves. The methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Fund can obtain the fair value assigned to a security if it were to sell the security.

Classifications

Each investment asset or liability of the Fund is assigned a level at measurement date based on the significance and source of the inputs to its valuation. Various data inputs may be used in determining the value of each of the Fund’s investments as of the reporting period end.

These data inputs are categorized in the following hierarchy under applicable financial accounting standards:

1) Level 1-unadjusted quoted prices in active markets for identical assets or liabilities (including securities actively traded on a securities exchange)

2) Level 2-inputs other than unadjusted quoted prices that are observable for the asset or liability (such as unadjusted quoted prices for similar assets and market corroborated inputs such as interest rates, prepayment speeds, credit risks, etc.)

3) Level 3-significant unobservable inputs (including the Manager’s own judgments about assumptions that market participants would use in pricing the asset or liability).

The inputs used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

The Fund classifies each of its investments in investment companies which are publicly

5        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

3. Securities Valuation (Continued)

offered as Level 1. Investment companies that are not publicly offered, if any, are classified as Level 2 in the fair value hierarchy.

The table below categorizes amounts at period end based on valuation input level:

	Level 1— Unadjusted Quoted Prices	Level 2— Other Significant Observable Inputs	Level 3— Significant Unobservable Inputs	Value
Assets Table
Investments, at Value:
Common Stocks
Consumer Discretionary	$279,122,575	$—	$—	$279,122,575
Consumer Staples	106,222,591	—	—	106,222,591
Energy	236,014,927	—	—	236,014,927
Financials	455,025,968	—	—	455,025,968
Health Care	288,052,036	—	—	288,052,036
Industrials	462,644,166	—	—	462,644,166
Information Technology	447,133,227	—	—	447,133,227
Materials	136,734,009	—	—	136,734,009
Telecommunication Services	76,829,816	—	—	76,829,816
Utilities	159,367,378	—	—	159,367,378
Investment Company	81,088,329	—	—	81,088,329

Total Assets	$2,728,235,022	$—	$—	$2,728,235,022

Forward currency exchange contracts and futures contracts, if any, are reported at their unrealized appreciation/depreciation at measurement date, which represents the change in the contract’s value from trade date. All additional assets and liabilities included in the above table are reported at their market value at measurement date.

For the reporting period, there were no transfers between levels.

4. Investments and Risks

Investments in Affiliated Funds. The Fund is permitted to invest in other mutual funds advised by the Manager (“Affiliated Funds”). Affiliated Funds are open-end management investment companies registered under the 1940 Act, as amended. The Manager is the investment adviser of, and the Sub-Adviser provides investment and related advisory services to, the Affiliated Funds. When applicable, the Fund’s investments in Affiliated Funds are included in the Statement of Investments. Shares of Affiliated Funds are valued at their net asset value per share. As a shareholder, the Fund is subject to its proportional share of the Affiliated Funds’ expenses, including their management fee. The Manager will waive fees and/ or reimburse Fund expenses in an amount equal to the indirect management fees incurred through the Fund’s investment in the Affiliated Funds.

Each of the Affiliated Funds in which the Fund invests has its own investment risks, and those risks can affect the value of the Fund’s investments and therefore the value of the Fund’s shares. To the extent that the Fund invests more of its assets in one Affiliated Fund than in another, the Fund will have greater exposure to the risks of that Affiliated Fund.

6        OPPENHEIMER MAIN STREET MID CAP FUND

4. Investments and Risks (Continued)

Investments in Money Market Instruments. The Fund is permitted to invest its free cash balances in money market instruments to provide liquidity or for defensive purposes. The Fund may invest in money market instruments by investing in Class E shares of Oppenheimer Institutional Government Money Market Fund (“IGMMF”), which is an Affiliated Fund. IGMMF is regulated as a money market fund under the 1940 Act, as amended. The Fund may also invest in money market instruments directly or in other affiliated or unaffiliated money market funds.

Master Limited Partnerships (“MLPs”). MLPs issue common units that represent an equity ownership interest in a partnership and provide limited voting rights. MLP common units are registered with the Securities and Exchange Commission (“SEC”), and are freely tradable on securities exchanges such as the NYSE and the NASDAQ Stock Market (“NASDAQ”), or in the over-the-counter (“OTC”) market. An MLP consists of one or more general partners, who conduct the business, and one or more limited partners, who contribute capital. MLP common unit holders have a limited role in the partnership’s operations and management. The Fund, as a limited partner, normally would not be liable for the debts of the MLP beyond the amounts the Fund has contributed, but would not be shielded to the same extent that a shareholder of a corporation would be. In certain circumstances creditors of an MLP would have the right to seek return of capital distributed to a limited partner. This right of an MLP’s creditors would continue after the Fund sold its investment in the MLP.

Equity Security Risk. Stocks and other equity securities fluctuate in price. The value of the Fund’s portfolio may be affected by changes in the equity markets generally. Equity markets may experience significant short-term volatility and may fall sharply at times. Different markets may behave differently from each other and U.S. equity markets may move in the opposite direction from one or more foreign stock markets. Adverse events in any part of the equity or fixed-income markets may have unexpected negative effects on other market segments.

The prices of individual equity securities generally do not all move in the same direction at the same time and a variety of factors can affect the price of a particular company’s securities. These factors may include, but are not limited to, poor earnings reports, a loss of customers, litigation against the company, general unfavorable performance of the company’s sector or industry, or changes in government regulations affecting the company or its industry.

5. Market Risk Factors

The Fund’s investments in securities and/or financial derivatives may expose the Fund to various market risk factors:

Commodity Risk. Commodity risk relates to the change in value of commodities or commodity indexes as they relate to increases or decreases in the commodities market. Commodities are physical assets that have tangible properties. Examples of these types of assets are crude oil, heating oil, metals, livestock, and agricultural products.

Credit Risk. Credit risk relates to the ability of the issuer of debt to meet interest and

7        OPPENHEIMER MAIN STREET MID CAP FUND

NOTES TO STATEMENT OF INVESTMENTS Unaudited / Continued

5. Market Risk Factors (Continued)

principal payments, or both, as they come due. In general, lower-grade, higher-yield debt securities are subject to credit risk to a greater extent than lower-yield, higher-quality securities.

Equity Risk. Equity risk relates to the change in value of equity securities as they relate to increases or decreases in the general market.

Foreign Exchange Rate Risk. Foreign exchange rate risk relates to the change in the U.S. dollar value of a security held that is denominated in a foreign currency. The U.S. dollar value of a foreign currency denominated security will decrease as the dollar appreciates against the currency, while the U.S. dollar value will increase as the dollar depreciates against the currency.

Interest Rate Risk. Interest rate risk refers to the fluctuations in value of fixed-income securities resulting from the inverse relationship between price and yield. For example, an increase in general interest rates will tend to reduce the market value of already issued fixed-income investments, and a decline in general interest rates will tend to increase their value. In addition, debt securities with longer maturities, which tend to have higher yields, are subject to potentially greater fluctuations in value from changes in interest rates than obligations with shorter maturities.

Volatility Risk. Volatility risk refers to the magnitude of the movement, but not the direction of the movement, in a financial instrument’s price over a defined time period. Large increases or decreases in a financial instrument’s price over a relative time period typically indicate greater volatility risk, while small increases or decreases in its price typically indicate lower volatility risk.

6. Subsequent Event

On October 18, 2018, Massachusetts Mutual Life Insurance Company (“MassMutual”), an indirect corporate parent of the Sub-Adviser and the Manager announced that it has entered into a definitive agreement, whereby Invesco Ltd. (“Invesco”), a global investment management company, will acquire the Sub-Adviser. As of the time of the announcement, the transaction is expected to close in the second quarter of 2019, pending necessary regulatory and other third-party approvals. This is subject to change.

8        OPPENHEIMER MAIN STREET MID CAP FUND

Item 2. Controls and Procedures.

(a)

Based on their evaluation of the registrant’s disclosure controls and procedures (as defined in rule 30a-3(c) under the Investment Company Act of 1940 (17 CFR 270.30a-3(c)) as of 9/30/2018, the registrant’s principal executive officer and principal financial officer found the registrant’s disclosure controls and procedures to provide reasonable assurances that information required to be disclosed by the registrant in the reports that it files under the Securities Exchange Act of 1934 (a) is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, to allow timely decisions regarding required disclosure, and (b) is recorded, processed, summarized and reported, within the time periods specified in the rules and forms adopted by the U.S. Securities and Exchange Commission.

(b)

There have been no significant changes in the registrant’s internal controls over financial reporting that occurred during the registrant’s last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 3. Exhibits.

Exhibits attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Oppenheimer Main Street Mid Cap Fund

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/16/2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Arthur P. Steinmetz
Arthur P. Steinmetz
Principal Executive Officer

Date: 11/16/2018

By:	/s/ Brian S. Petersen
Brian S. Petersen
Principal Financial Officer

Date: 11/16/2018